UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 16, 2011

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

VW Credit Leasing, Ltd.

Volkswagen Credit, Inc.

Volkswagen Auto Lease Trust 2011-A

(Exact Names of Registrants/Sponsor/Issuing Entity as Specified in their Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-160515 333-160515-01	11-365048-3 38-6738618
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, Virginia	20171
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Co-Registrants are filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 Auto Lease Asset Backed Notes, Class A-2 Auto Lease Asset Backed Notes, Class A-3 Auto Lease Asset Backed Notes and Class A-4 Auto Lease Asset Backed Notes (the “Notes”) by Volkswagen Auto Lease Trust 2011-A described in the Prospectus Supplement dated November 16, 2011.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

5.1	Opinion of Mayer Brown LLP with respect to legality matters

8.1	Opinion of Mayer Brown LLP with respect to tax matters

Form 8-K re: legality opinion and federal tax opinion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Volkswagen Auto Lease/Loan Underwritten Funding, LLC, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

By:	/s/ Martin Luedtke
Name: Martin Luedtke
Title: Treasurer

By:	/s/ Lawrence S. Tolep
Name: Lawrence S. Tolep
Title: Assistant Treasurer

VW CREDIT LEASING, LTD.

By:	/s/ Martin Luedtke
Name: Martin Luedtke
Title: Treasurer

By:	/s/ Lawrence S. Tolep
Name: Lawrence S. Tolep
Title: Assistant Treasurer

Form 8-K re: legality opinion and federal tax opinion